SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________________________________________________

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): February 8, 2000



FLIR SYSTEMS, INC.
(exact name of registrant as specified in its charter)

Oregon                                    0-21918                93-0708501
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)


16505 S.W. 72nd Avenue, Portland, Oregon                           97224
(Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code: (503)684-3731

________________________________________________________________________________

Item 5.   OTHER EVENTS
          ------------

     On February 8, 2000, FLIR Systems, Inc. (the "Company") issued a press release announcing the Company's expectations as to revenue and earnings for the quarter ended December 31, 1999. The press release is attached hereto as Exhibit
99.1 and is incorporated in its entirety herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)   Exhibits

          99.1  Press Release issued by FLIR Systems, Inc. on February 8, 2000


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on February 8, 2000.

                                    FLIR SYSTEMS, INC.
                                    (Registrant)



                                    /s/ J. Mark Samper
                                    -----------------------------------------
                                    J. Mark Samper
                                    Vice President and
                                    Chief Financial Officer